Income Taxes	3 Months Ended
Mar. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
Note 7: Income taxes
We are subject to federal and state income taxes in Korea, the United States, Malta and Sweden. We account for our provision for income taxes in accordance with ASC 740, Income Taxes, which requires an estimate of the annual effective tax rate for the full year to be applied to the interim period, taking into account year-to-date amounts
and projected results for the full year.
Our effective tax rate varies from the statutory Korean income tax rate due to the effect of foreign rate differential, withholding taxes, state and local income taxes, notional interest deduction, FDII deduction, and valuation allowances on deferred tax assets in certain jurisdictions. Our effective tax rate could fluctuate significantly from quarter to quarter based on variations in the estimated and actual level of pre-tax income
or loss by jurisdiction, changes in enacted tax laws and regulations, and changes in estimates regarding non-deductible expenses
and tax credits. As of March 31, 2024, and December 31, 2023, we have provided a valuation allowance against our net deferred tax assets that we believe, based on the weight of available evidence, are not more likely than not to be realized.
The income tax expense of $8.0 million for the three months ended March 31, 2024, reflects an effective tax rate of 20.8% which is lower than the effective tax rate of 22.2% for the three months ended March 31, 2023. The decrease in rate from 2023 to 2024 is primarily due to an increase in the FDII benefit and notional interest deduction.
The effective tax rate of 20.8% for the three months ended March 31, 2024, is higher than the Korean statutory rate of 19%, primarily due to foreign rate differential and state taxes.